PROJECT PROFILE
Beltline Station Buildings 1 & 3 St. Louis Park, MN

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the new construction of two residential buildings within the Beltline Station development in St. Louis Park, Minnesota. The HIT’s investment will support the development of Building 1, a 7-story mixed-use structure with 152 rental housing units, and Building 3, a 5-story residential building with 146 rental units. The total development cost of both buildings is approximately $109.2 million.

The Beltline Station project will offer a transit oriented high-quality rental housing community with a range of upscale amenities, including an outdoor pool terrace, fitness center, sauna/spa, club and game rooms, golf simulator, co-working spaces, dog spa, bike room, and package concierge—ensuring comfort and convenience for residents.

HIT ROLE	The HIT purchased a $31.0 million participation interest in a combined $62.1 million construction loan. As of August 31, the HIT and its subsidiary Building America CDE have financed 118 projects in Minnesota, and 87 in the Twin Cities.
SOCIAL IMPACT	Each of the 298 units financed by the HIT is targeted to lease at rates consistent with local “workforce housing” standards (70-100% of Area Median Income).

The site is located directly adjacent to the Southwest Light Rail Transit (SWLRT) line. Currently under construction, the SWLRT is an extension of the existing METRO Green Line and is scheduled to open in 2027, in line with the scheduled completion of the Beltline Station project. When completed, the SWLRT will connect residents with 16 new stations in five cities.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $31.0 Million	Total Development Cost $109.2 Million	298 Units	730,270 Hours of Union Construction Work Generated	$26.6 Million Tax revenue generated	$108.9 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of August 31, 2025. Economic impact data is in 2025 dollars and all other figures are nominal.

PROJECT PROFILE | Beltline Station Buildings 1 & 3 – St. Louis Park, MN

“Projects like Beltline Station show the power of strong public-private partnerships. Through our investments in the AFL-CIO Housing Investment Trust, our pension assets are contributing to the transformation of this site into a vibrant, transit-oriented community that connects people, strengthens neighborhoods, and brings folks together.”

- Dan McConnell, Business Manager Minneapolis Building Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of nearly 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT's portfolio.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

9/2025

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com